UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2008

Waddell & Reed Advisors Continental Income Fund, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

      June 30, 2004

Waddell & Reed Advisors Continental Income Fund

CONTENTS

3	President's Letter
5	Manager's Discussion
8	Portfolio Highlights
9	Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Income Tax Information
29	Directors & Officers
34	Annual Privacy Notice
36	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Continental Income Fund, Inc. current prospectus and current Fund performance information.

President's Letter of Continental Income Fund

      June 30, 2004

DEAR SHAREHOLDER:

The 12-month period ended June 30, 2004 offered very positive results for many investors. The last half of 2003 showed exceptionally strong economic and market gains, while the first six months of 2004 offered considerably more restrained performance. Overall stock market returns were substantial, with the S&P 500 returning 19.12 percent for the 12-month period. Bonds, in comparison, showed lackluster performance and ended the period relatively flat.

A Year of Contrasts

A flurry of activity sent the economy and market spiraling upward in the last two quarters of 2003. The Jobs and Growth Tax Relief Reconciliation Act accelerated income tax reductions, provided parents with advance payments of child tax credits and slashed dividend and capital gains tax rates. The Federal Reserve Board cut interest rates to historic lows. Government spending increased significantly, and the Treasury engineered a decline in the value of the dollar. All of this fiscal and monetary stimulus had the intended effect: the economy improved sharply, with GDP rising more than eight percent from July to September. Corporate profits rose, the stock market experienced a huge rally and the year ended on a high note.

As 2004 unfolded, uncertainties began to cloud the landscape. The situation in Iraq, high energy prices, the anticipation of rising interest rates and concern over a possible economic slowdown in China all played a role in muting market returns. Investors also questioned the sustainability of the U.S. economic recovery, but fundamentals during the period were still quite strong. Corporate profits stayed on the upswing, business capital spending increased and consumer confidence was high. Fears of a "jobless recovery" were dissipated with the creation of hundreds of thousands of new jobs each month. (According to the Bureau of Labor Statistics, 1.4 million new jobs were created over the 12 months ended June 30, 2004.) Consumer spending continued to be robust.

The strong economy and expanding job growth led to growing concerns about inflation, and on June 30th, the Federal Reserve Board reacted by raising interest rates for the first time in nearly four years. But the increase was small - a quarter of a percentage point, from 1 percent to 1.25 percent - and the Fed announced that it would likely be "measured" when raising rates in the future.

Onward and Upward?

Looking ahead, we are reasonably optimistic about the economy and the markets. After the unsustainably rapid growth of 2003, which we feel was fueled primarily by the stimulus package of tax cuts and government spending, we think the economy will show slower, but still respectable, growth in the second half of 2004. We see GDP growth in the 3 to 3-1/2 percent range, steady job creation, relatively tame inflation and continued strength in corporate earnings. As long as inflation remains in check, we do not expect the Fed to aggressively raise interest rates. A gradual rise seems much more likely in our opinion.

As for the markets, we think that many of the current uncertainties will be resolved and that investors will once again focus on the positives. Today's front-page news will eventually become back-page news, and we believe that we will enter a new stage and phase of the market. We are strong believers in the idea that fundamentals drive stock prices - and, right now, we think the fundamentals are good.

When it comes to the financial markets, however, the only thing that is certain is uncertainty. That's why we firmly believe that the best way to achieve your long-term financial goals is to adhere to the fundamental principles of investing. Diversifying your portfolio among different asset classes and investment styles can potentially help reduce risk and maximize the potential for return. Investing regularly can lend discipline to your investment program. And knowing your risk tolerance, or how much risk you are comfortable in taking on, can better equip you to handle market fluctuations.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. Focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Questions and Comments

In the following pages of this report, your portfolio manager discusses factors that affected your Fund's performance over the past 12 months and offers an outlook for the future. If you have any questions or comments regarding this report or your investment in Waddell & Reed Advisors Funds, please contact your financial advisor or call us at 1.888.WADDELL. Please visit us online at www.waddell.com for the most current month-end performance information.

Thank you for your continuing confidence in the Waddell & Reed Advisors Funds.

Respectfully,
Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed Advisors Continental Income Fund, Inc. and are current only through the end of the period of the report as stated on the cover. The President's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Continental Income Fund

      June 30, 2004

An interview with Cynthia P. Prince-Fox,
portfolio manager of Waddell & Reed Advisors Continental Income Fund, Inc.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2004.

How did the Fund perform during the last fiscal year?

Class A shares of the Fund increased 12.54 percent before the impact of sales load, and including the impact of sales load, increased 6.07 percent. This compares to the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 19.12 percent during the year; the Citigroup Treasury/Government Sponsored/Credit Index (reflecting the performance of securities generally representing the bond market), which decreased 0.59 percent for the year; and the Lipper Balanced Funds Universe Average (representing the universe of funds with similar investment objectives), which increased 11.62 percent for the year. Multiple indexes are presented because the Fund invests in stocks and bonds, as well as other instruments.

It should be noted that the values for the benchmark indexes and the Lipper category do not reflect a sales load.

What factors affected Fund performance relative to its benchmark indexes during the fiscal year?

Asset allocation and industry emphasis were the most significant contributors to the Fund's overall performance. During the year, we reduced our cash position and moved into stocks that we felt would benefit from an improving economy. More specifically, we increased our technology and basic industry weightings to represent just over 35 percent of our equity holdings. The most significant drag to total performance came from our fixed-income holdings. While posting a positive increase for the year, they significantly lagged the overall increase in the equity portion of the portfolio during 2003.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The period got off to a rough start, complicated by the overhang of the Iraq War and the Asian SARS outbreak. However, as the war ended and the SARS epidemic seemed contained, the markets began to realize that the economy was starting to gain momentum as consumer, business, and federal government spending accelerated. This resulted in a dramatic improvement in corporate profits during the third quarter of 2003, which was also brought on by earlier cost cutting and productivity increases. Technology stocks made the most impressive comeback in 2003, due, in hindsight, to the fact that they were the most oversold group and that their earnings results surprised most investors. The interest rate environment also remained favorable for the financial markets as the Federal Reserve remained content that deflation was more of a risk than inflation.

What strategies and techniques did you employ that specifically affected the Fund's performance?

In the overweighted equity portion, the Fund benefited mainly from its positioning in a variety of companies that were operationally and financially leveraged to an economic recovery. This group included certain information technology, industrial and consumer discretionary stocks. The Fund's fixed-income portion was hindered by an underweight in corporate bonds, the best-performing sector of the fixed-income market last year. In addition, we kept our cash positions low during the second half of 2003.

What industries or sectors did you emphasize during the last fiscal year, and what looks attractive to you going forward?

Overall, we placed our greatest emphasis on technology, financials and materials during 2003. While we continue to feel that these areas will do well as we head into the second half of 2004, we have shifted our focus somewhat as monetary policy shifts towards tightening. We think economic growth could become more volatile, but we continue to believe the trend will be higher as we move into the second half of 2004. We believe that sustainable earnings growth will become more important as interest rates rise. As a result, we may continue to reduce our pro-cyclical tilt as we head into 2005.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Continental Income Fund, Inc., Class A Shares(1)	$18,941
S&P 500 Index	$26,564
Citigroup Treasury/Government Sponsored/Credit Index	$19,408
Lipper Balanced Funds Universe Average	$20,996

W&R ADVISORS CONTINENTAL INCOME FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED JUNE 30, 2004

		W&R ADVISORS		CITIGROUP
		CONTINENTAL		TREASURY/	LIPPER
		INCOME FUND	S&P 500	GOVT. SPONSORED/	BALANCED FUNDS
		CLASS A SHARES	INDEX	CREDIT INDEX	UNIVERSE AVERAGE

3-31	1995	9,425	10,000	10,000	10,000
3-31	1996	11,621	13,210	11,098	12,132
3-31	1997	12,306	15,818	11,598	13,447
3-31	1998	15,407	23,417	13,041	17,283
3-31	1999	15,928	27,757	13,893	18,589
3-31	2000	18,534	32,800	14,114	20,585
3-31	2001	17,495	25,632	15,880	19,251
6-30	2001	17,902	27,131	15,930	19,938
6-30	2002	16,462	22,242	17,221	18,274
6-30	2003	16,830	22,301	19,524	18,811
6-30	2004	18,941	26,564	19,408	20,996

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y

1-year period ended 6-30-04	6.07%	7.62%	11.59%	12.87%
5-year period ended 6-30-04	1.26%	-	-	2.75%
10-year period ended 6-30-04	7.26%	-	-	-
Since inception of Class(3) through 6-30-04	-	1.81%	2.16%	6.62%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)

10-4-99 for Class B shares, 10-5-99 for Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF CONTINENTAL INCOME FUND

Portfolio Highlights

On June 30, 2004, Waddell & Reed Advisors Continental Income Fund, Inc. had net assets totaling $518,484,882 invested in a diversified portfolio of:

72.81%	Common Stocks
19.18%	United States Government Securities
4.64%	Cash and Cash Equivalents
3.37%	Corporate Debt Securities

As a shareholder of Waddell & Reed Advisors Continental Income Fund, Inc., for every $100 you had invested on June 30, 2004, your Fund owned:

United States Government Securities	$19.18
Technology Stocks	$13.40
Financial Services Stocks	$12.56
Health Care Stocks	$9.43
Consumer Nondurables Stocks	$5.98
Energy Stocks	$5.95
Capital Goods Stocks	$5.30
Cash and Cash Equivalents	$4.64
Utilities Stocks	$4.41
Raw Materials Stocks	$4.25
Corporate Debt Securities	$3.37
Consumer Services Stocks	$3.00
Business Equipment and Services Stocks	$2.97
Shelter Stocks	$1.83
Multi-Industry Stocks	$1.49
Retail Stocks	$1.22
Transportation Stocks	$1.02

The Investments of Continental Income Fund

June 30, 2004
COMMON STOCKS	Shares	Value

Aircraft - 1.83%
Lockheed Martin Corporation	182,300	$9,494,184

Aluminum - 1.07%
Alcoa Incorporated	168,100	5,552,343

Apparel - 0.00%
Liz Claiborne, Inc.	20	720

Banks - 2.56%
Citigroup Inc.	125,000	5,812,500
Wells Fargo & Company	130,000	7,439,900

		13,252,400

Beverages - 2.00%
Anheuser-Busch Companies, Inc.	84,300	4,552,200
Coca-Cola Company (The)	115,000	5,805,200

		10,357,400

Broadcasting - 0.55%
Cox Communications, Inc., Class A*	102,739	2,855,117

Business Equipment and Services - 2.97%
Cintas Corporation	149,100	7,106,851
Manpower Inc.	163,400	8,295,818

		15,402,669

Capital Equipment - 3.08%
Caterpillar Inc.	50,000	3,972,000
Illinois Tool Works Inc.	46,300	4,439,707
Ingersoll-Rand Company Limited, Class A	110,500	7,548,255

		15,959,962

Chemicals - Petroleum and Inorganic - 0.61%
du Pont (E.I.) de Nemours and Company	71,700	3,184,914

Chemicals - Specialty - 1.37%
Air Products and Chemicals, Inc.	135,500	7,106,975

Computers - Main and Mini - 1.11%
International Business Machines Corporation	65,000	5,729,750

Computers - Micro - 2.13%
Apple Computer, Inc.*	140,800	4,580,928
Dell Inc.*	179,800	6,461,113

		11,042,041

Computers - Peripherals - 4.96%
Check Point Software Technologies Ltd.*	251,500	6,772,895
Microsoft Corporation	402,000	11,483,130
SAP Aktiengesellschaft, ADR	178,600	7,467,266

		25,723,291

Cosmetics and Toiletries - 1.76%
Estee Lauder Companies Inc. (The), Class A	187,400	9,141,372

Electrical Equipment - 2.22%
Emerson Electric Co.	95,300	6,056,315
Molex Incorporated, Class A	200,000	5,455,000

		11,511,315

Electronic Components - 2.49%
Analog Devices, Inc.	131,100	6,172,188
Intel Corporation	245,000	6,763,225

		12,935,413

Electronic Instruments - 0.88%
Lam Research Corporation*	170,000	4,551,750

Finance Companies - 2.72%
Countrywide Financial Corporation	102,600	7,207,650
SLM Corporation	170,800	6,908,860

		14,116,510

Food and Related - 1.21%
Dean Foods Company*	168,300	6,279,273

Forest and Paper Products - 1.83%
International Paper Company	116,000	5,185,200
Sealed Air Corporation*	81,230	4,327,122

		9,512,322

Health Care - Drugs - 4.96%
Abbott Laboratories	130,000	5,298,800
Allergan, Inc.	67,100	6,006,792
Amgen Inc.*	75,000	4,093,125
Pfizer Inc.	301,132	10,322,805

		25,721,522

Health Care - General - 3.18%
Biomet, Inc.	256,500	11,412,967
Johnson & Johnson	90,700	5,051,990

		16,464,957

Hospital Supply and Management - 1.29%
Medtronic, Inc.	137,000	6,674,640

Household - General Products - 1.01%
Colgate-Palmolive Company	90,000	5,260,500

Insurance - Life - 1.09%
Lincoln National Corporation	120,000	5,670,000

Insurance - Property and Casualty - 2.36%
Berkshire Hathaway Inc., Class B*	2,000	5,910,000
Chubb Corporation (The)	92,400	6,299,832

		12,209,832

Leisure Time Industry - 2.45%
Royal Caribbean Cruises Ltd.	161,000	6,989,010
Walt Disney Company (The)	223,300	5,691,917

		12,680,927

Multiple Industry - 1.49%
General Electric Company	238,100	7,714,440

Petroleum - International - 3.73%
BP p.l.c., ADR	110,300	5,908,771
Burlington Resources Inc.	197,200	7,134,696
Exxon Mobil Corporation	141,338	6,276,821

		19,320,288

Petroleum - Services - 2.22%
Nabors Industries Ltd.*	112,800	5,100,816
Schlumberger Limited	100,800	6,401,808

		11,502,624

Retail - General Merchandise - 1.22%
Costco Wholesale Corporation	154,300	6,350,988

Security and Commodity Brokers - 3.83%
American Express Company	132,500	6,807,850
Goldman Sachs Group, Inc. (The)	67,000	6,308,720
Morgan Stanley	127,700	6,738,729

		19,855,299

Steel - 1.20%
United States Steel Corporation	177,300	6,226,776

Trucking and Shipping - 1.02%
Expeditors International of Washington, Inc.	107,700	5,302,071

Utilities - Electric - 2.91%
Dominion Resources, Inc.	91,000	5,740,280
Exelon Corporation	160,000	5,326,400
Southern Company	137,300	4,002,295

		15,068,975

Utilities - Telephone - 1.50%
AT&T Corp.	152,000	2,223,760
SBC Communications Inc.	228,600	5,543,550

		7,767,310

TOTAL COMMON STOCKS - 72.81%		$377,500,870

(Cost: $310,804,361)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Air Transportation - 0.71%
Southwest Airlines Co.,
7.875%, 9-1-07	$3,300	3,657,680

Beverages - 0.92%
Coca-Cola Enterprises Inc.,
6.7%, 10-15-36	4,500	4,792,046

Communications Equipment - 0.01%
Corning Incorporated,
0.0%, 11-8-15, Convertible	33	25,781

Finance Companies - 0.26%
California Infrastructure and Economic Development Bank, Special Purpose Trust SCE-1,
6.38%, 9-25-08	1,312	1,370,595

Multiple Industry - 1.47%
General Electric Capital Corporation,
8.3%, 9-20-09	6,500	7,614,854

TOTAL CORPORATE DEBT SECURITIES - 3.37%		$17,460,956

(Cost: $15,969,686)

UNITED STATES GOVERNMENT SECURITIES

Agency Obligations - 3.02%
Federal Home Loan Mortgage Corporation,
6.625%, 9-15-09	5,000	5,525,175
Federal National Mortgage Association:
6.625%, 9-15-09	4,000	4,424,888
7.25%, 1-15-10	5,000	5,692,025

		15,642,088

Mortgage-Backed Obligations - 2.11%
Federal National Mortgage Association Fixed Rate
Pass-Through Certificates:
8.25%, 6-1-08	52	55,606
4.5%, 7-1-18	4,713	4,617,628
Government National Mortgage Association Fixed
Rate Pass-Through Certificates:
9.0%, 7-15-16	2	2,114
9.0%, 8-15-16	43	48,707
9.0%, 10-15-16	27	30,039
9.0%, 10-15-16	17	18,551
9.0%, 10-15-16	15	16,820
9.0%, 10-15-16	9	10,288
9.0%, 11-15-16	28	31,268
9.0%, 1-15-17	10	10,783
9.0%, 1-15-17	3	3,863
9.0%, 3-15-17	32	35,535
9.0%, 4-15-17	35	39,691
4.0%, 9-15-18	4,724	4,514,257
6.5%, 8-15-28	1,443	1,512,036

		10,947,186

Treasury Inflation Protected Obligation - 0.64%
United States Treasury Note,
3.0%, 7-15-12 (A)	3,083	3,333,024

Treasury Obligations - 13.41%
United States Treasury Bonds:
7.25%, 5-15-16	8,500	10,276,032
6.25%, 8-15-23	10,000	11,073,440
United States Treasury Notes:
7.5%, 2-15-05	33,000	34,157,574
6.5%, 8-15-05	4,000	4,191,564
3.25%, 8-15-07	5,000	5,004,490
2.625%, 5-15-08	5,000	4,843,165

		69,546,265

TOTAL UNITED STATES GOVERNMENT SECURITIES - 19.18%		$99,468,563

(Cost: $95,296,212)

TOTAL SHORT-TERM SECURITIES - 3.24%		$16,781,071

(Cost: $16,781,071)

TOTAL INVESTMENT SECURITIES - 98.60%		$511,211,460

(Cost: $438,851,330)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.40%		7,273,422

NET ASSETS - 100.00%		$518,484,882

Notes to Schedule of Investments

*	No dividends were paid during the preceding 12 months.
(A)
The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

CONTINENTAL INCOME FUND
June 30, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $438,851) (Notes 1 and 3)	$511,211
Cash	2
Receivables:
Investment securities sold	5,880
Dividends and interest	2,443
Fund shares sold	820
Prepaid and other assets	29

Total assets	520,385

LIABILITIES
Payable to Fund shareholders	1,622
Accrued shareholder servicing (Note 2)	124
Accrued service fee (Note 2)	97
Accrued accounting and administrative services fees (Note 2)	12
Accrued management fee (Note 2)	10
Accrued distribution fee (Note 2)	4
Other	31

Total liabilities	1,900

Total net assets	$518,485

NET ASSETS
$1.00 par value capital stock:
Capital stock	$73,626
Additional paid-in capital	408,940
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	396
Accumulated undistributed net realized loss on investment transactions	(36,837)
Net unrealized appreciation in value of investments	72,360

Net assets applicable to outstanding units of capital	$518,485

Net asset value per share (net assets divided by shares outstanding):
Class A	$7.04
Class B	$7.04
Class C	$7.04
Class Y	$7.04
Capital shares outstanding:
Class A	70,242
Class B	2,407
Class C	883
Class Y	94
Capital shares authorized	200,000

See Notes to Financial Statements.

Statement of Operations

CONTINENTAL INCOME FUND
For the Fiscal Year Ended June 30, 2004
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$6,844
Dividends (net of foreign withholding taxes of $26)	5,317

Total income	12,161

Expenses (Note 2):
Investment management fee	3,463
Service fee:
Class A	1,148
Class B	37
Class C	13
Shareholder servicing:
Class A	1,049
Class B	69
Class C	21
Class Y	1
Distribution fee:
Class A	37
Class B	112
Class C	38
Accounting and administrative services fees	138
Audit fees	23
Custodian fees	20
Legal fees	19
Other	151

Total expenses	6,339

Net investment income	5,822

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	13,899
Unrealized appreciation in value of investments during the period	37,877

Net gain on investments	51,776

Net increase in net assets resulting from operations	$57,598

See Notes to Financial Statements.

Statement of Changes in Net Assets

CONTINENTAL INCOME FUND
(In Thousands)

	For the fiscal year ended June 30,

	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,822	$6,655
Realized net gain (loss) on investments	13,899	(16,176)
Unrealized appreciation	37,877	16,654

Net increase in net assets resulting from operations	57,598	7,133

Distributions to shareholders from (Note 1E):(1)
Net investment income:
Class A	(5,650)	(6,743)
Class B	(31)	(55)
Class C	(9)	(15)
Class Y	(11)	(11)
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	(5,701)	(6,824)

Capital share transactions (Note 5)	11,229	(31,814)

Total increase (decrease)	63,126	(31,505)
NET ASSETS
Beginning of period	455,359	486,864

End of period	$518,485	$455,359

Undistributed net investment income	$396	$275

(1)See "Financial Highlights" on pages 18 - 21.

See Notes to Financial Statements.

Financial Highlights

CONTINENTAL INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the fiscal year ended March 31,
	2004	2003	2002	6-30-01		2001	2000

Net asset value, beginning of period	$6.33	$6.29	$7.00	$6.87		$8.20	$7.97

Income (loss) from investment operations:
Net investment income	0.08	0.10	0.12	0.03		0.16	0.18
Net realized and unrealized gain (loss) on investments	0.71	0.04	(0.68)	0.13		(0.57)	1.04

Total from investment operations	0.79	0.14	(0.56)	0.16		(0.41)	1.22

Less distributions from:
Net investment income	(0.08)	(0.10)	(0.12)	(0.03)		(0.17)	(0.18)
Capital gains	(0.00)	(0.00)	(0.03)	(0.00)		(0.75)	(0.81)

Total distributions	(0.08)	(0.10)	(0.15)	(0.03)		(0.92)	(0.99)

Net asset value, end of period	$7.04	$6.33	$6.29	$7.00		$6.87	$8.20

Total return(1)	12.54%	2.23%	-8.04%	2.33%		-5.61%	16.36%
Net assets, end of period (in millions)	$494	$440	$474	$533		$523	$597
Ratio of expenses to average net assets	1.24%	1.25%	1.21%	1.20	%(2)	1.16%	1.15%
Ratio of net investment income to average net assets	1.22%	1.53%	1.77%	1.84	%(2)	2.08%	2.22%
Portfolio turnover rate	36%	49%	32%	14%		47%	72%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

CONTINENTAL INCOME FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended	For the fiscal year ended		For the period from 10-4-99(1) through
	2004	2003	2002	6-30-01	3-31-01		3-31-00

Net asset value, beginning of period	$6.32	$6.29	$7.00	$6.87		$8.20	$8.11

Income (loss) from investment operations:
Net investment income	0.02	0.03	0.06	0.02		0.10	0.05
Net realized and unrealized gain (loss) on investments	0.71	0.03	(0.68)	0.13		(0.58)	0.91

Total from investment operations	0.73	0.06	(0.62)	0.15		(0.48)	0.96

Less distributions from:
Net investment income	(0.01)	(0.03)	(0.06)	(0.02)		(0.10)	(0.06)
Capital gains	(0.00)	(0.00)	(0.03)	(0.00)		(0.75)	(0.81)

Total distributions	(0.01)	(0.03)	(0.09)	(0.02)		(0.85)	(0.87)

Net asset value, end of period	$7.04	$6.32	$6.29	$7.00		$6.87	$8.20

Total return	11.62%	1.02%	-8.86%	2.11%		-6.49%	12.75%
Net assets, end of period (in millions)	$17	$12	$10	$8		$6	$1
Ratio of expenses to average net assets	2.24%	2.26%	2.13%	2.07	%(2)	2.07%	2.08	%(2)
Ratio of net investment income to average net assets	0.22%	0.51%	0.84%	0.96	%(2)	1.16%	1.14	%(2)
Portfolio turnover rate	36%	49%	32%	14%		47%	72	%(2)

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

CONTINENTAL INCOME FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended	For the fiscal year ended		For the period from 10-5-99(1) through
	2004	2003	2002	6-30-01	3-31-01		3-31-00

Net asset value, beginning of period	$6.32	$6.29	$7.00	$6.87		$8.20	$8.09

Income (loss) from investment operations:
Net investment income	0.02	0.03	0.06	0.01		0.09	0.05
Net realized and unrealized gain (loss) on investments	0.71	0.03	(0.68)	0.13		(0.58)	0.93

Total from investment operations	0.73	0.06	(0.62)	0.14		(0.49)	0.98

Less distributions from:
Net investment income	(0.01)	(0.03)	(0.06)	(0.01)		(0.09)	(0.06)
Capital gains	(0.00)	(0.00)	(0.03)	(0.00)		(0.75)	(0.81)

Total distributions	(0.01)	(0.03)	(0.09)	(0.01)		(0.84)	(0.87)

Net asset value, end of period	$7.04	$6.32	$6.29	$7.00		$6.87	$8.20

Total return	11.59%	1.05%	-8.95%	2.09%		-6.54%	12.98%
Net assets, end of period (in thousands)	$6,218	$3,160	$2,391	$1,688	$1,419		$279
Ratio of expenses to average net assets	2.20%	2.26%	2.22%	2.16	%(2)	2.13%	2.23	%(2)
Ratio of net investment income to average net assets	0.25%	0.51%	0.75%	0.88	%(2)	1.10%	1.09	%(2)
Portfolio turnover rate	36%	49%	32%	14%		47%	72	%(2)

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

CONTINENTAL INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the fiscal year ended March 31,
	2004	2003	2002	6-30-01		2001	2000

Net asset value, beginning of period	$6.33	$6.29	$7.00	$6.87		$8.20	$7.97

Income (loss) from investment operations:
Net investment income	0.13	0.12 (1)	0.08	0.03		0.24	0.21
Net realized and unrealized gain (loss) on investments	0.68	0.04 (1)	(0.62)	0.13		(0.63)	1.03

Total from investment operations	0.81	0.16	(0.54)	0.16		(0.39)	1.24

Less distributions from:
Net investment income	(0.10)	(0.12)	(0.14)	(0.03)		(0.19)	(0.20)
Capital gains	(0.00)	(0.00)	(0.03)	(0.00)		(0.75)	(0.81)

Total distributions	(0.10)	(0.12)	(0.17)	(0.03)		(0.94)	(1.01)

Net asset value, end of period	$7.04	$6.33	$6.29	$7.00		$6.87	$8.20

Total return	12.87%	2.57%	-7.77%	2.38%		-5.34%	16.72%
Net assets, end of period (in millions)	$1	$1	$1	$1		$1	$1
Ratio of expenses to average net assets	0.94%	0.93%	0.92%	0.92	%(2)	0.89%	0.86%
Ratio of net investment income to average net assets	1.53%	1.87%	2.06%	2.12	%(2)	2.34%	2.50%
Portfolio turnover rate	36%	49%	32%	14%		47%	72%

(1)Based on average weekly shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

      June 30, 2004

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Continental Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, the Fund seeks long-term appreciation of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5792 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,399,559. During the period ended June 30, 2004, W&R received $35,456 and $1,456 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $909,655 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $26,459, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than United States Government obligations and short-term securities, aggregated $160,620,534, while proceeds from maturities and sales aggregated $162,036,644. Purchases of short-term securities and U.S. Government obligations aggregated $1,034,476,073 and $20,010,998, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government obligations aggregated $1,044,051,398 and $7,461,946, respectively.

For Federal income tax purposes, cost of investments owned at June 30, 2004 was $439,143,144, resulting in net unrealized appreciation of $72,068,316, of which $77,354,146 related to appreciated securities and $5,285,830 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2004 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$5,829,654
Distributed ordinary income	5,700,635
Undistributed ordinary income	407,744

Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-

Capital loss carryover	-

Post-October losses deferred	-

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

June 30, 2010	$9,448,417
June 30, 2011	27,091,545

Total carryover	$36,539,962

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended June 30,

	2004	2003

Shares issued from sale of shares:
Class A	11,173	13,082
Class B	857	724
Class C	564	296
Class Y	37	32
Shares issued from reinvestment of dividends:
Class A	800	1,079
Class B	4	9
Class C	1	3
Class Y	2	2
Shares redeemed:
Class A	(11,223)	(19,912)
Class B	(358)	(434)
Class C	(182)	(179)
Class Y	(34)	(81)

Increase (decrease) in outstanding capital shares	1,641	(5,379)

Value issued from sale of shares:
Class A	$75,916	$78,477
Class B	5,784	4,348
Class C	3,799	1,773
Class Y	253	188
Value issued from reinvestment of dividends:
Class A	5,461	6,495
Class B	31	54
Class C	9	15
Class Y	10	11
Value redeemed:
Class A	(76,127)	(119,046)
Class B	(2,428)	(2,583)
Class C	(1,250)	(1,067)
Class Y	(229)	(479)

Increase (decrease) in outstanding capital	$11,229	$(31,814)

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Continental Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Continental Income Fund, Inc. (the "Fund"), as of June 30, 2004, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Continental Income Fund, Inc. as of June 30, 2004, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 13, 2004

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:

		For Individuals			For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class A
9-10-03	$0.0180	$0.0149	$0.0031	$-	$0.0147	$0.0033	$-
12-17-03	0.0280	0.0247	0.0033	-	0.0243	0.0037	-
3-10-04	0.0170	0.0161	0.0009	-	0.0146	0.0024	-
6-16-04	0.0180	0.0171	0.0009	-	0.0154	0.0026	-

	$0.0810	$0.0728	$0.0082	$-	$0.0690	$0.0120	$-

Class B
9-10-03	$0.0020	$0.0017	$0.0003	$-	$0.0016	$0.0004	$-
12-17-03	0.0100	0.0088	0.0012	-	0.0087	0.0013	-
3-10-04	0.0010	0.0009	0.0001	-	0.0009	0.0001	-
6-16-04	0.0010	0.0009	0.0001	-	0.0009	0.0001	-

	$0.0140	$0.0123	$0.0017	$-	$0.0121	$0.0019	$-

Class C
9-10-03	$0.0010	$0.0008	$0.0002	$-	$0.0008	$0.0002	$-
12-17-03	0.0080	0.0071	0.0009	-	0.0069	0.0011	-
3-10-04	0.0020	0.0019	0.0001	-	0.0017	0.0003	-
6-16-04	0.0010	0.0009	0.0001	-	0.0009	0.0001	-

	$0.0120	$0.0107	$0.0013	$-	$0.0103	$0.0017	$-

Class Y
9-10-03	$0.0230	$0.0190	$0.0040	$-	$0.0188	$0.0042	$-
12-17-03	0.0330	0.0291	0.0039	-	0.0286	0.0044	-
3-10-04	0.0220	0.0209	0.0011	-	0.0188	0.0032	-
6-16-04	0.0230	0.0218	0.0012	-	0.0197	0.0033	-

	$0.1010	$0.0908	$0.0102	$-	$0.0859	$0.0151	$-

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Continental Income Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Fund and Ivy Funds, Inc.

Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

Disinterested Directors

James M. Concannon (56)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (65)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (71)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1998
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (37)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (84)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (80)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (67)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to 2003); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (61)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 70
Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chairman, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present); Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frank J. Ross, Jr. (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 70
Director since: 1995; Chairman of the Board of Directors since: 1998
Principal Occupation(s) During Past 5 Years: Chairman, Director and Chief Executive Officer of WDR (1998 to present); Chairman and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999)
Other Directorships held by Director: Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

Officers

Theodore W. Howard (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Treasurer and Principal Accounting Officer, 28 years; Vice President, 17 years; Principal Financial Officer, 2 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR 1004A (6-04)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2004, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2003	$18,400
		2004	19,700

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2003	$1,280
		2004	1,500

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2003	$1,950
		2004	2,000

These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2003	$1,082
		2004	753

These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable

(g) $4,312 and $4,253 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $108,875 and $149,072 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)         Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant has no such procedures.

ITEM 10. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Continental Income Fund, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date September 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date September 10, 2004

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date September 10, 2004